SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (D)
               OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)           MAY 5, 1997


                    JACKSONVILLE BANCORP, INC.


TEXAS                    0 - 28070                               75-2632781
(State of
Incorporation)           (Commission File No.)                   (IRS No)


    COMMERCE AND NECHES STREET              JACKSONVILLE, TEXAS         75766
(Address of Principal Executive Offices)                           (Zip Code)


                        (903) 586-9861
      (Registrant's Telephone Number, Including Area Code)


                        NOT APPLICABLE
 (Former Name or Former Address, If Changed Since Last Report)

Item 5.    OTHER EVENTS

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (a)     Not applicable

   (b)     Not applicable

   (c)     Exhibits:

   (99)    Press Release, dated May 5, 1997



                            SIGNATURES

   Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            JACKSONVILLE BANCORP, INC.



Date:     MAY 5, 1997            /S/ JERRY CHANCELLOR
                                 --------------------
                                 Jerry Chancellor
                                 President